Exhibit 99.1

For Immediate Release	Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com
AutoNation Reports Third-Quarter Earnings
•     Board authorized additional share repurchases of $250 million
FORT LAUDERDALE, Fla. (October 24, 2007) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2007 third-quarter net income from continuing operations of $77 million or $0.39 per share, compared to year-ago net income from continuing operations of $85 million or $0.40 per share. Results for the third quarter of 2007 reflected a decline in new vehicle retail sales especially in California and Florida, partially offset by tax adjustments and continued share repurchases.
Third-quarter 2007 revenue totaled $4.6 billion, compared to $4.9 billion in the year-ago period, driven primarily by lower new vehicle sales. In the third-quarter, industry new vehicle retail sales for California and Florida were off approximately 11% compared to last year, based on CNW Research data. AutoNation’s decline for new vehicle unit sales for California and Florida was 11%. Together, California and Florida represent approximately 50% of the Company’s new vehicle business and 20% of the industry retail new vehicles sold in the U.S.
Commenting on the third-quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “The third quarter was a challenging economic environment for new vehicle sales driven largely by continued weakness in the housing market in our key markets of Florida and California.” Mr. Jackson also noted. “We expect to continue to see a challenging new vehicle retail market as long as the housing market difficulties persist. AutoNation continues to have confidence in California and Florida and views them as healthy markets over the long term.”
For the nine-month period ended September 30, 2007, the Company reported net income from continuing operations of $238 million or $1.16 per share, compared to $257 million or $1.09 per share in the prior year.

AutoNation also announced earlier it has signed an agreement to acquire Don Mackey BMW in Tucson, Arizona. The store will be renamed BMW Tucson after the anticipated completion of the transaction in January 2008. BMW Tucson will become the 22nd new vehicle franchise owned by AutoNation in Arizona and AutoNation’s 13th BMW dealership nationwide. Terms of the all-cash transaction, which is subject to customary conditions and approvals, were not disclosed. AutoNation estimates that revenue generated by the dealership in 2007 will total approximately $45 million.
Separately, the Company’s Board of Directors has authorized an additional $250 million for the repurchase of its common stock. The Company has $11.6 million remaining under the $500 million share repurchase program authorized in April 2007.
The third quarter conference call may be accessed at 11:00 a.m. Eastern Time today by phone at 800-230-1059 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time October 24, 2007 through October 31, 2007 by calling 800-475-6701 (access code # 885245).
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last six years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 325 new vehicle franchises in 16 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 80,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three and nine month periods ended September 30, 2007 and 2006, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

 2

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenue:
New vehicle	$2,681.0	$2,887.2	$7,750.8	$8,374.4
Used vehicle	1,094.8	1,151.8	3,275.8	3,421.7
Parts and service	655.5	636.6	1,957.8	1,918.5
Finance and insurance, net	153.4	162.4	452.7	477.3
Other	17.1	17.0	51.3	56.0

Total revenue	4,601.8	4,855.0	13,488.4	14,247.9

Cost of sales:
New vehicle	2,492.0	2,675.6	7,202.8	7,757.9
Used vehicle	1,006.3	1,050.8	2,989.5	3,106.1
Parts and service	368.7	356.1	1,100.8	1,071.6
Other	8.0	7.7	21.1	24.8

Total cost of sales	3,875.0	4,090.2	11,314.2	11,960.4

Gross profit	726.8	764.8	2,174.2	2,287.5

Selling, general and administrative expenses	518.1	541.4	1,550.6	1,612.0
Depreciation and amortization	22.3	20.8	64.9	60.6
Other expenses (income), net	0.1	(0.3)	1.6	(0.2)

Operating income	186.3	202.9	557.1	615.1

Floorplan interest expense	(34.0)	(36.1)	(99.5)	(102.7)
Other interest expense	(29.6)	(27.2)	(82.6)	(64.4)
Other interest expense — senior note repurchases	—	—	—	(34.5)
Interest income	0.8	0.9	2.6	7.5
Other gains (losses), net	(0.9)	0.5	0.1	1.2

Income from continuing operations before income taxes	122.6	141.0	377.7	422.2

Provision for income taxes	46.1	55.6	139.4	165.7

Net income from continuing operations	76.5	85.4	238.3	256.5

Loss from discontinued operations, net of income taxes	(4.4)	(3.6)	(11.3)	(14.8)

Net income	$72.1	$81.8	$227.0	$241.7

Diluted earnings (loss) per share:
Continuing operations	$0.39	$0.40	$1.16	$1.09
Discontinued operations	$(0.02)	$(0.02)	$(0.05)	$(0.06)
Net income	$0.37	$0.38	$1.10	$1.03

Weighted average common shares outstanding	197.5	215.0	205.6	235.0

Common shares outstanding, net of treasury stock	183.9	207.7	183.9	207.7

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,681.0	$2,887.2	$(206.2)	(7.1)	$7,750.8	$8,374.4	$(623.6)	(7.4)
Retail used vehicle	869.2	922.9	(53.7)	(5.8)	2,618.9	2,748.5	(129.6)	(4.7)
Wholesale	225.6	228.9	(3.3)	(1.4)	656.9	673.2	(16.3)	(2.4)

Used vehicle	1,094.8	1,151.8	(57.0)	(4.9)	3,275.8	3,421.7	(145.9)	(4.3)

Parts and service	655.5	636.6	18.9	3.0	1,957.8	1,918.5	39.3	2.0
Finance and insurance, net	153.4	162.4	(9.0)	(5.5)	452.7	477.3	(24.6)	(5.2)
Other	17.1	17.0	0.1		51.3	56.0	(4.7)

Total revenue	$4,601.8	$4,855.0	$(253.2)	(5.2)	$13,488.4	$14,247.9	$(759.5)	(5.3)

Gross profit:
New vehicle	$189.0	$211.6	$(22.6)	(10.7)	$548.0	$616.5	$(68.5)	(11.1)
Retail used vehicle	89.7	103.2	(13.5)	(13.1)	284.0	314.7	(30.7)	(9.8)
Wholesale	(1.2)	(2.2)	1.0		2.3	0.9	1.4

Used vehicle	88.5	101.0	(12.5)	(12.4)	286.3	315.6	(29.3)	(9.3)

Parts and service	286.8	280.5	6.3	2.2	857.0	846.9	10.1	1.2
Finance and insurance	153.4	162.4	(9.0)	(5.5)	452.7	477.3	(24.6)	(5.2)
Other	9.1	9.3	(0.2)		30.2	31.2	(1.0)

Total gross profit	726.8	764.8	(38.0)	(5.0)	2,174.2	2,287.5	(113.3)	(5.0)

Selling, general and administrative expenses	518.1	541.4	23.3	4.3	1,550.6	1,612.0	61.4	3.8

Depreciation and amortization	22.3	20.8	(1.5)		64.9	60.6	(4.3)
Other expenses (income), net	0.1	(0.3)	(0.4)		1.6	(0.2)	(1.8)

Operating income	186.3	202.9	(16.6)	(8.2)	557.1	615.1	(58.0)	(9.4)

Floorplan interest expense	(34.0)	(36.1)	2.1		(99.5)	(102.7)	3.2
Other interest expense	(29.6)	(27.2)	(2.4)		(82.6)	(64.4)	(18.2)
Other interest expense — senior note repurchases	—	—	—		—	(34.5)	34.5
Interest income	0.8	0.9	(0.1)		2.6	7.5	(4.9)
Other gains (losses), net	(0.9)	0.5	(1.4)		0.1	1.2	(1.1)

Income from continuing operations before income taxes	$122.6	$141.0	$(18.4)	(13.0)	$377.7	$422.2	$(44.5)	(10.5)

Retail vehicle unit sales:
New	87,773	97,405	(9,632)	(9.9)	252,190	280,423	(28,233)	(10.1)
Used	53,441	58,091	(4,650)	(8.0)	159,811	171,344	(11,533)	(6.7)

	141,214	155,496	(14,282)	(9.2)	412,001	451,767	(39,766)	(8.8)

Revenue per vehicle retailed:
New	$30,545	$29,641	$904	3.0	$30,734	$29,863	$871	2.9
Used	$16,265	$15,887	$378	2.4	$16,387	$16,041	$346	2.2

Gross profit per vehicle retailed:
New	$2,153	$2,172	$(19)	(0.9)	$2,173	$2,198	$(25)	(1.1)
Used	$1,678	$1,777	$(99)	(5.6)	$1,777	$1,837	$(60)	(3.3)
Finance and insurance	$1,086	$1,044	$42	4.0	$1,099	$1,057	$42	4.0

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2007	% 2006	% 2007	% 2006
Revenue mix percentages:
New vehicle	58.3	59.5	57.5	58.8
Used vehicle	23.8	23.7	24.3	24.0
Parts and service	14.2	13.1	14.5	13.5
Finance and insurance, net	3.3	3.3	3.4	3.3
Other	0.4	0.4	0.3	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.0	27.7	25.2	27.0
Used vehicle	12.2	13.2	13.2	13.8
Parts and service	39.5	36.7	39.4	37.0
Finance and insurance	21.1	21.2	20.8	20.9
Other	1.2	1.2	1.4	1.3

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.0	7.3	7.1	7.4
Used vehicle — retail	10.3	11.2	10.8	11.4
Parts and service	43.8	44.1	43.8	44.1
Total	15.8	15.8	16.1	16.1
Selling, general and administrative expenses	11.3	11.2	11.5	11.3
Operating income	4.0	4.2	4.1	4.3

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	71.3	70.8	71.3	70.5
Operating income	25.6	26.5	25.6	26.9

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Capital Expenditures/Stock Repurchases

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Capital expenditures	$49.8	$87.6	$129.0	$136.5

Acquisitions	$3.4	$21.1	$4.2	$88.5

Proceeds from exercises of stock options	$3.3	$10.5	$91.9	$62.1

Stock repurchases:

Aggregate purchase price	$340.9	$118.7	$580.8	$1,337.3

Shares repurchased (in millions)	18.2	6.0	29.3	59.1
Floorplan Assistance and Expense

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	Variance	2007	2006	Variance
Floorplan assistance earned (included in cost of sales)	$28.0	$29.0	$(1.0)	$77.2	$84.0	$(6.8)
Floorplan interest expense	(34.0)	(36.1)	2.1	(99.5)	(102.7)	3.2

Net inventory carrying cost	$(6.0)	$(7.1)	$1.1	$(22.3)	$(18.7)	$(3.6)

Balance Sheet and Other Highlights

	September 30, 2007	December 31, 2006	September 30, 2006
Cash and cash equivalents	$28.4	$52.8	$31.0
Inventory	$2,230.1	$2,306.3	$2,299.7
Total floorplan notes payable	$2,033.7	$2,214.2	$2,065.7
Non-vehicle debt	$1,731.7	$1,571.5	$1,501.8
Equity	$3,476.8	$3,712.7	$3,660.5

New days supply (industry standard of selling days, including fleet)	49 days	51 days	51 days

Used days supply (trailing 30 days)	43 days	42 days	38 days
Brand Mix — New Vehicle Revenue %

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2007	% 2006	% 2007	% 2006
Detroit 3:
Ford, Lincoln-Mercury	14.0	17.6	14.6	17.2
Chevrolet, Pontiac, Buick, Cadillac, GMC	13.9	14.6	13.5	14.0
Chrysler, Jeep, Dodge	7.4	7.0	7.1	7.5

Detroit 3 total	35.3	39.2	35.2	38.7

Import Premium Luxury:
Mercedes	11.4	11.1	11.6	11.3
BMW	6.0	4.4	6.2	4.8
Lexus	3.6	3.1	3.8	3.3
Other premium luxury (Land Rover, Porsche)	2.9	2.2	3.0	2.5

Premium Luxury total	23.9	20.8	24.6	21.9

Volume Imports:
Honda	9.5	8.7	9.2	8.7
Toyota	15.7	15.1	15.4	14.4
Nissan	9.6	9.7	9.5	10.0
Other imports	6.0	6.5	6.1	6.3

Import total	40.8	40.0	40.2	39.4

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations*

	Three Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006
As reported	$72.1	$81.8	$0.37	$0.38
Discontinued operations, net of income taxes	4.4	3.6	$0.02	$0.02

From continuing operations, as reported	76.5	85.4	$0.39	$0.40
Income tax adjustments	(3.4)	—	$(0.02)	$—

Adjusted	$73.1	$85.4	$0.37	$0.40

	Nine Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006
As reported	$227.0	$241.7	$1.10	$1.03
Discontinued operations, net of income taxes	11.3	14.8	$0.05	$0.06

From continuing operations, as reported	238.3	256.5	$1.16	$1.09
Income tax adjustments	(12.0)	—	$(0.06)	$—
Senior note repurchases	—	20.9	$—	$0.09

Adjusted	$226.3	$277.4	$1.10	$1.18

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, low 16 million units

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,633.5	$2,887.2	$(253.7)	(8.8)	$7,647.0	$8,374.4	$(727.4)	(8.7)
Retail used vehicle	844.5	922.9	(78.4)	(8.5)	2,580.1	2,748.5	(168.4)	(6.1)
Wholesale	220.3	228.4	(8.1)	(3.5)	641.9	671.4	(29.5)	(4.4)

Used vehicle	1,064.8	1,151.3	(86.5)	(7.5)	3,222.0	3,419.9	(197.9)	(5.8)
Parts and service	637.8	636.6	1.2	0.2	1,923.3	1,918.6	4.7	0.2
Finance and insurance, net	152.3	163.0	(10.7)	(6.6)	452.2	478.2	(26.0)	(5.4)
Other	5.6	6.9	(1.3)		19.1	21.9	(2.8)

Total revenue	$4,494.0	$4,845.0	$(351.0)	(7.2)	$13,263.6	$14,213.0	$(949.4)	(6.7)

Gross profit:
New vehicle	$185.1	$211.7	$(26.6)	(12.6)	$539.0	$616.5	$(77.5)	(12.6)
Retail used vehicle	87.7	103.2	(15.5)	(15.0)	280.9	314.6	(33.7)	(10.7)
Wholesale	(1.7)	(2.8)	1.1		0.5	(0.9)	1.4

Used vehicle	86.0	100.4	(14.4)	(14.3)	281.4	313.7	(32.3)	(10.3)
Parts and service	278.1	280.0	(1.9)	(0.7)	839.3	845.2	(5.9)	(0.7)
Finance and insurance	152.3	163.0	(10.7)	(6.6)	452.2	478.2	(26.0)	(5.4)
Other	6.0	6.1	(0.1)		19.5	18.6	0.9

Total gross profit	$707.5	$761.2	$(53.7)	(7.1)	$2,131.4	$2,272.2	$(140.8)	(6.2)

Retail vehicle unit sales:
New	87,209	97,405	(10,196)	(10.5)	250,629	280,423	(29,794)	(10.6)
Used	53,043	58,091	(5,048)	(8.7)	159,038	171,344	(12,306)	(7.2)

	140,252	155,496	(15,244)	(9.8)	409,667	451,767	(42,100)	(9.3)

Revenue per vehicle retailed:
New	$30,198	$29,641	$557	1.9	$30,511	$29,863	$648	2.2
Used	$15,921	$15,887	$34	0.2	$16,223	$16,041	$182	1.1

Gross profit per vehicle retailed:
New	$2,122	$2,173	$(51)	(2.3)	$2,151	$2,198	$(47)	(2.1)
Used	$1,653	$1,777	$(124)	(7.0)	$1,766	$1,836	$(70)	(3.8)
Finance and insurance	$1,086	$1,048	$38	3.6	$1,104	$1,059	$45	4.2

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2007	% 2006	% 2007	% 2006

Revenue mix percentages:
New vehicle	58.6	59.6	57.7	58.9
Used vehicle	23.7	23.8	24.3	24.1
Parts and service	14.2	13.1	14.5	13.5
Finance and insurance, net	3.4	3.4	3.4	3.4
Other	0.1	0.1	0.1	0.1

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.2	27.8	25.3	27.1
Used vehicle	12.2	13.2	13.2	13.8
Parts and service	39.3	36.8	39.4	37.2
Finance and insurance	21.5	21.4	21.2	21.0
Other	0.8	0.8	0.9	0.9

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.0	7.3	7.0	7.4
Used vehicle — retail	10.4	11.2	10.9	11.4
Parts and service	43.6	44.0	43.6	44.1
Total	15.7	15.7	16.1	16.0